LINCOLN BENEFIT LIFE COMPANY

Investor’s Select Variable Annuity

Supplement dated April 29, 2019 to the
Prospectus dated May 1, 2007

This supplement amends certain disclosure contained in the prospectus for your Variable Annuity contract issued by Lincoln Benefit Life Company.

On October 2, 2017, LBL HoldCo, Inc. announced that a definitive agreement had been entered into for the acquisition of LBL HoldCo, Inc. and subsidiaries (including the Company) by SNH Acquisition, LLC. On October 30, 2018, RL LP (formerly Resolution Life L.P.), provided notice to SNH Acquisition, LLC of the termination by RL LP of the agreement that had been entered into for the acquisition of LBL HoldCo, Inc. and subsidiaries (including the Company) by SNH Acquisition, LLC.

If you have any questions, please contact your financial representative or our Variable Annuities Service Center at (800) 457-7617. Our representatives are available to assist you Monday through Friday between 7:30 a.m. and 5:00 p.m. Central time.

Please keep this supplement for future reference together with your prospectus. No other action is required of you.

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